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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                      FEBRUARY 14, 1997 (FEBRUARY 6, 1997)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                 RENT-WAY, INC.
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             (Exact name of registrant as specified in its charter)


        PENNSYLVANIA                   000-22026                25-1407782
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of corporation)                                      Identification No.)


     3230 WEST LAKE ROAD, ERIE, PENNSYLVANIA                         16505
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    (Address of principal executive offices)                        Zip Code


Registrant's telephone number, including area code:  (814) 836-0618
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                                 RENT-WAY, INC.

                                 8-K, Continued

ITEM 5.  Other Events

The registrant issued the following press release on February 6, 1997:

Erie, PA, February 6, 1997 -- Rent-Way, Inc. (NASDAQ-RWAY), today announced that it has completed its previously announced sale, in a private placement in the United States, of a total of $20.0 million of 7% convertible subordinated debentures due in 2007 and has completed its acquisition of a chain of 70 rental-purchase stores. The debentures, which are non-callable for three years, are convertible into common stock at a rate of $13.37 per share, which equates to an aggregate of approximately 1,495,886 shares of the Company's common stock.

Proceeds from the sale of the debentures were used for the consummation of the acquisition of 70 rental-purchase stores from Rental King, a privately owned chain. With 193 stores, Rent-Way is now the fourth largest company in the rental-purchase industry. "We are pleased that we were able to quickly complete the acquisition of the Rental King stores," said William E. Morgenstern, President and CEO of Rent-Way. "We are excited about the revenue potential of these stores and our ability to achieve greater economies of scale. The 70-store Rental King acquisition will increase our monthly revenues to approximately $8 million which on an annualized basis will approach $100 million."

Neither the debentures nor the common stock issuable upon conversion have been registered under the United States Securities Act of 1933. Accordingly, these securities may not be offered or sold in the United States or to any U.S. person absent registration or an applicable exemption from the registration requirements.

Rent-Way currently operates a chain of 193 rental-purchase stores located in Colorado, Delaware, Florida, Illinois, Indiana, Kentucky, Maryland, Michigan, New Jersey, New York, Ohio, Pennsylvania, Virginia, West Virginia and Washington, D.C. The Company rents brand name durable household products such as home entertainment equipment, furniture, and major appliances on a week-to-week or month-to-month basis under full service rental-purchase agreements.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                RENT-WAY, INC.
                                         ---------------------------
                                                 (Registrant)

Date:    February 14, 1997                     JEFFREY A. CONWAY
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                                                 (Signature)
                                              JEFFREY A. CONWAY
                                           CHIEF FINANCIAL OFFICER

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